FOUNDATION VARIABLE UNIVERSAL LIFE 1.1 (FVUL 1.1)
PREMIER VARIABLE UNIVERSAL LIFE 1.1 (PVUL 1.1)
ADVISOR VARIABLE UNIVERSAL LIFE (ADVUL)
ADVANCED VARIABLE UNIVERSAL LIFE (AVUL)
VARIABLE EXECUTIVE UNIVERSAL LIFE (VEUL)
VARIABLE EXECUTIVE UNIVERSAL LIFE 2 (VEUL2)
VARIABLE UNIVERSAL LIFE (VUL)
VARIABLE UNIVERSAL LIFE 2 (VUL2)
VARIABLE UNIVERSAL LIFE 3 (VUL3)
VARIABLE UNIVERSAL LIFE 4 (VUL4)
SURVIVORSHIP VARIABLE UNIVERSAL LIFE (SVUL)
VARIABLE UNIVERSAL LIFE – DEATH BENEFIT (VUL-DB)
VARIABLE UNIVERSAL LIFE – CASH VALUE (VUL-CV)
VARIABLE UNIVERSAL LIFE – CASH VALUE 2 (VUL-CV2)
PREMIER VARIABLE UNIVERSAL LIFE III (PVUL3)

Flexible Premium Variable Universal Life Insurance Policy
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account A

Supplement dated January 7, 2010
to Prospectuses Dated May 1, 2009

With respect to the Premier VIT NACM Small Cap Portfolio, this supplement will alter the prospectuses listed above in the following manner:

The Board of Trustees of Premier VIT has notified Us that they have approved a plan of liquidation, termination and dissolution (the “Plan”) for the Premier VIT NACM Small Cap Portfolio (the “Portfolio”) pursuant to which the Portfolio will be liquidated on or about April 16, 2010.

In preparation for this liquidation, effective March 11, 2010, Midland National will be closing this Portfolio to all investors. If You previously elected to have transfers made to the Portfolio under an automatic investment program or have premium payments directed to the Portfolio, then We ask that You submit new instructions to Us for such program prior to March 11, 2010. If We do not receive new instructions from You by March 11, 2010, then transfers or premium payments received after March 11, 2010 that were previously directed to the Premier VIT NACM Small Cap Portfolio will be redirected to the Fidelity VIP Money Market Portfolio. Similarly, any other amounts (such as new premiums or transfers) directed to the Portfolio will be redirected and allocated to the Fidelity VIP Money Market Portfolio.

On page two of the prospectuses listed above, under Separate Account Investment Portfolios, the following portfolio will be closed to all investors as of March 11, 2010 and the portfolio will be liquidated on or about April 16, 2010.

             Premier VIT NACM Small Cap

Under “SEPARATE ACCOUNT INVESTMENT CHOICES” subsection “Investment Policies Of The Portfolios” the following portfolio will be closed to all investors as of March 11, 2010 and the portfolio will be liquidated on or about April 16, 2010.

Premier VIT NACM Small Cap

The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks from a universe of companies with small market capitalization and listed on U.S. exchanges, generally corresponding to the capitalization range of the Russell 2000 Index as measured at the time of purchase.

Please retain this supplement for future reference.